Exhibit 10(n)


                             SUPPLEMENTAL AGREEMENT
                             ----------------------

     THIS SUPPLEMENTAL AGREEMENT (this "Agreement") by and among Bergen Brunswig Corporation, a New Jersey corporation (the "Company"), Milan A. Sawdei (the "Executive") and, solely for purposes of Section 6 hereof, Cardinal Health, Inc., an Ohio corporation ("Cardinal"), is dated as of August 23, 1997.


                                    RECITALS
                                    --------

     WHEREAS, the Company has entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement") dated as of August 23, 1997, with Cardinal and Bruin Merger Corp., a New Jersey corporation and wholly owned subsidiary of Cardinal ("Subcorp"), whereby Subcorp will be merged as of the Effective Time (as defined in the Merger Agreement) with and into the Company (the "Merger"), with the Company as the surviving corporation of the Merger (and references herein to the "Company" refer to the Company both before and after the Merger); and

     WHEREAS, the Company and the Executive desire to amend certain of the terms and conditions under which the Executive will continue to be employed by the Company.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:


     1.   The Employment  Agreement between the Executive and the Company dated
     --------------------------------------------------------------------------
as of April 21, 1994 (the "Employment Agreement") is hereby amended as set forth
--------------------------------------------------------------------------------
in this Section 1, effective as of the date of this Agreement.
-------------------------------------------------------------

          (a) Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  Effective Date and Term. The effective date of this Agreement (the "Effective Date") shall be April 21, 1994. Unless the Executive's employment is sooner terminated as provided in
                  Section 6, the Company shall employ the Executive until the third anniversary of the Transaction Date (as defined below) (such anniversary, the "Expiration Date"). The "Transaction Date" means the day on which occurs the Effective Time (as defined in the Merger Agreement dated as of August 23, 1997, by and among the Company, Cardinal Health, Inc., ("Cardinal") and Bruin Merger Corp. (as the same may be amended from time to time, the "Merger Agreement")). All references in Section 5


                                 EXH 10(n) - Page 1
                  of this Agreement to the Effective Date are hereby deemed to refer to August 23, 1997.

          (b) Section 3(a) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  (a) Position. During the term of this Agreement, the Executive shall be employed by the Company, and shall perform such duties and responsibilities of an executive nature, consistent with the Executive's training, education and experience as may be determined from time to time by the Company's Board of Directors (the "Board" or the "Board of Directors") or its lawfully designated representative. In addition, following the Transaction Date, the Executive shall be a Senior Vice President and Assistant General Counsel of Cardinal.

          (c) The second sentence of Section 5(a) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  The Base Salary as of the Transaction Date will be reviewed annually as of each anniversary of the Transaction Date during the term of this Agreement, and shall be increased as necessary to cause the Base Salary to be substantially comparable to the base salaries of other executives of the same level of importance, responsibility and performance within Cardinal (hereinafter, "Peer Company Executives").

          (d) The first sentence of Section 5(b) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  On each of the first three anniversaries of the Transaction Date, the Company shall pay to the Executive a bonus in such amount as may determined by the Company in its discretion, in accordance with the criteria used by the Company for Peer Company Executives; provided, however, that in no event shall such annual bonus for any year be less than fifty percent
                  (50%) of the average of the two most recent annual bonuses received by the Executive before the Transaction Date, and the Executive's target bonus shall in each case be at least equal to the Executive's target bonus as in effect on the Transaction Date.

          (e) The last subsection of Section 5 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  During the term of this Agreement, the Executive shall be entitled to receive all benefits and perquisites made available to Peer Company Executives from time to time. Such benefits and perquisites shall include the Company's Executive A Healthcare program, 401(k) Plan and first class air travel; provided, that the Company shall not be required to provide any particular benefit or perquisite so long as the aggregate value of the Executive's benefits and perquisites is substantially equivalent to such value as of the Transaction


                                 EXH 10(n) - Page 2

                  Date, and any changes to such benefits and perquisites shall be reasonable, taking into account the nature of such benefits and perquisites as well as their value to the Executive. In addition, during the term of this Agreement following the Transaction Date, the Executive shall be eligible to be considered for grants of options to purchase common stock of Cardinal pursuant to the Cardinal Equity Incentive Plan on the standard terms and conditions applicable to option grants thereunder to similarly situated Cardinal executives.

          (f) Section 6(d) of the Employment Agreement is hereby amended by deleting the first sentence thereof and adding the following additional sentence at the end thereof:

                  The Company shall also have the right to terminate the Executive's employment under this Agreement without Cause upon thirty calendar days' written notice to the Executive, in which event the Executive shall be entitled to the severance payments provided for in Section 13 of this Agreement.

          (g) Clause (i) of the first sentence of Section 6(e) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  (i) without the express written consent of the Executive,  the
                  assignment   to  the   Executive  by  the  Company  of  duties
                  inconsistent with Section 3(a) hereof;

          (h) Clause (iii) of the first sentence of Section 6(e) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  (iii) the Company's requiring the Executive to be based at any office or location that is not within 25 miles from the office at which the Executive is based on the Transaction Date (any such other office or location, a "Nonqualifying Location"), other than business trips reasonably required in the performance of the Executive's responsibilities under this Agreement; provided, that if the Company notifies the Executive that it desires to assign the Executive to a position requiring the Executive to be based at a Nonqualifying Location, the Executive agrees to consider, in good faith and in light of the proposed location, title, responsibilities, supervisory and surbordinate relationships and other material factors relating to such position and location, whether to accept such position and such location change, in the Executive's sole discretion; or

          (i) The portion of Section 6(e) of the Employment Agreement that follows the first sentence thereof is hereby replaced in its entirety with the following:

                  If the Executive elects to terminate the Executive's employment for Good Reason, the Executive shall so notify the Company in writing after the occurrence of the event constituting Good Reason, specifying the basis for such termination. If the Company fails, within ten (10) days after


                                 EXH 10(n) - Page 3
                  receiving such written notice, to remedy the facts and circumstances that provided Good Reason, the Executive's employment shall be deemed to have terminated for Good Reason on the tenth day after the Company receives such written notice, and the Executive shall be entitled to the severance payments provided for in Section 13. If the Company does remedy such facts and circumstances within such ten (10) days, the Executive shall be deemed to no longer have Good Reason, and shall continue in the employ of the Company as if no notice had been given.

          (j) The first sentence of Section 9 of the Employment Agreement is hereby amended by deleting the phrase "During the Term hereof, the" and substituting the word "The."

          (k) Section 13 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  BREACH BY THE COMPANY; DAMAGES; ATTORNEYS' FEES. If the Executive's employment is terminated by the Executive for Good Reason or by the Company without Cause (as defined in Section 6(d) of this Employment Agreement), the Company shall provide the Executive with the following compensation and benefits as liquidated damages for such termination: the Company (i) shall continue to pay the Executive the Base Salary, at the rate in effect as of the date of such termination of employment, for and with respect to the period beginning on the date of such termination of employment and ending on the Expiration Date (hereinafter the "Continuation Period"), at the same times and in the same manner as specified in Section 5(a) hereof; (ii) shall pay the Executive, in lieu of annual bonuses pursuant to
                  Section 5(b) hereof, an annual amount equal to the average of the Executive's two most recent previous annual bonuses (or, if the Executive has not been employed by the Company for two years, the amount of the Executive's most recent previous annual bonus before the date of such termination) at the same times and in the same manner as such annual bonuses would have been paid pursuant to Section 5(b) hereof; (iii) shall continue to provide the Executive with a car allowance (or use of a Company car, if applicable) on the terms and conditions in effect immediately before the termination of employment;
                  (iv) shall continue to provide the Executive during the Continuation Period with group health benefits on terms and conditions substantially similar to those provided to the Executive immediately before the termination of employment; provided, that (x) if the Group Health Benefits cannot be provided to the Executive under the terms of the applicable plans or applicable law, the Company shall provide the Executive (and his family, where applicable) with substitute benefits that are comparable and substantially equivalent in value to such benefits, and (y) during any period when the Executive is eligible to receive any such benefits under another employer-provided plan or a government plan, the Group Health Benefits or substitute benefits provided by the Company under this clause (iv) may be made secondary to those provided under such other plan; provided, that in all events



                                 EXH 10(n) - Page 4
                  the Executive shall be entitled, after such termination, to participate in the Company's Retired Officer Medical Plan subject to the terms and conditions thereof; (v) shall, with respect to each employee stock option held by the Executive as of August 23, 1997 that remains outstanding but has not vested and become exercisable as of the date of such termination, either (A) cause such option to become fully vested and exercisable as of the date of termination or (B) arrange for the Executive to enjoy a status, during the Continuation Period, such that such option continues to vest and become exercisable in accordance with its terms in the same manner as would have occurred if the Executive had remained employed under this Agreement during the Continuation Period, as the Company shall elect; provided, that the Company may not elect to take the action provided for in clause (B) with respect to options that are "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs"), if such action would cause such options no longer to qualify as ISOs; and (v) shall pay all amounts due pursuant to Section 20 hereof, subject to the terms and conditions of said Section 20. No mitigation of damages shall be required of the Executive. The Company shall pay to the Executive all reasonable attorneys' fees and necessary costs and disbursements incurred by or on behalf of the Executive in connection with or as a result of a dispute under this Agreement or the Supplemental Agreement, if the Executive ultimately prevails in such dispute. Attorneys' fees that become payable pursuant to the preceding sentence shall be paid by the Company within thirty days of presentment by the Executive to the Company of an invoice received by the Executive from the Executive's attorneys.

                         1. The Employment Agreement is hereby amended by adding
the following new Sections at the end thereof, reading in their entirety as follows:

                         19. Survival. Notwithstanding any other provision of this Agreement, Sections 7, 8, 9, 10, 11, 12, 13, 14, 15, 16,
                  17, 18, 20 and this Section 19 shall survive the termination of the Executive's employment under this Agreement and the termination of this Agreement.

                         20. (a) Effective as of ninety days before the Transaction Date (the "Conversion Date"), all of the Executive's benefits, rights and entitlements under the Bergen Brunswig Amended and Restated Supplemental Executive Retirement Plan (the "SERP") and the Bergen Brunswig Capital Accumulation Plan (the "CAP"), shall be replaced by the benefits provided by this Section 20. The Company shall maintain three bookkeeping accounts for the benefit of the Executive, one of which ("Account A"), which shall initially be credited with $226,012, shall represent the Executive's entire accrued benefit under the CAP (which is currently fully vested), one of which ("Account B"), which shall initially be credited with $128,534, shall represent the portion of the Executive's accrued benefit under the SERP that was fully vested as of the Conversion Date, without giving effect to the provisions of Section 5.1(b) of the SERP, as in effect before the amendment dated as of August 23, 1997,


                                 EXH 10(n) - Page 5
                  and one of which ("Account C"), which shall initially be credited with $801,095, shall represent the additional vested benefit that would have been credited to the Executive as of the Conversion Date pursuant to said Section 5.1(b) before such amendment. (Account A, Account B and Account C are referred to collectively as the "Accounts.") The amounts credited to the Accounts pursuant to the foregoing shall be nonforfeitable from and after the Conversion Date. Except as specifically provided in Section 20(c) below, each of the Accounts shall be credited with interest on the balance therein ("Interest") at the rate of 6.25% per annum, compounded quarterly, from the Conversion Date until the balance therein has been reduced to zero by distributions pursuant to Section 20(c).

                                    (b) The balance (with Interest) of Account A
                  and Account B and, if Section 20(c) is not applicable, the balance (with Interest) of Account C shall be paid or begin to be paid to the Executive as soon as practicable after the date of the Executive's termination of employment with the Company (whether or not such termination occurs during the term of this Agreement) (such date, the "Starting Date"). The Executive shall be entitled to elect by written notice to the Company whether to receive payment in a single lump sum or in annual installments over a specified period of years (the "Installment Period"). Any such election may be revoked, amended or superseded by a subsequent election; provided, that no such election shall be effective if it is made less than one year before the Starting Date. If, as of the Starting Date, the Executive has not made an effective election to receive installment payments, the Executive will be paid in a single lump sum. If the Executive elects to receive installment payments, then as soon as practicable after the Starting Date, and on each anniversary thereof until the expiration of the Installment Period, the Executive shall receive a payment equal to (i) the balance in Account A and Account B and, if it is being paid pursuant to this Section 20(b), the balance in Account C, divided by (ii) the number of anniversaries of the Starting Date remaining in the Installment Period, plus one. Notwithstanding the foregoing, in the event of the Executive's death before the Starting Date or before completion of any such installment payments, any balances in the Accounts that remain payable hereunder shall be paid to the Executive's designated beneficiary (or, if the Executive had not designated a beneficiary, to the Executive's estate) in a single lump sum as soon as practicable after such death.

                                    (c) If the  Executive's  employment with the
                  Company is terminated before the Expiration Date by the Company for Cause or by the Executive without Good Reason, then the balance in Account C shall not be paid pursuant to
                  Section 20(b) above, but shall instead be paid without Interest (i) to the Executive on the Executive's 65th birthday or (ii) if the Executive dies before the Executive's 65th birthday, to the Executive's designated beneficiary (or, if the Executive had not designated a beneficiary, to the Executive's estate) on the 65th anniversary of the Executive's birth.


                                 EXH 10(n) - Page 6

                         2. The  promissory  note  evidencing  each  loan to the
                         -------------------------------------------------------
Executive  that  is  outstanding  as of the  date of this  Agreement  under  the
--------------------------------------------------------------------------------
Company's Executive Loan Program is hereby amended,  effective as of the date of
--------------------------------------------------------------------------------
this Agreement, by adding to it the following:
---------------------------------------------

                  Notwithstanding any other provision of this Note: (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of August 23, 1997, by and among the Company, Cardinal Health, Inc., and Bruin Merger Corp. (as the same may be amended from time to time, the "Merger Agreement"), shall not be deemed to constitute a "Change in Control" for purposes of this Agreement, and from and after the Effective Time (as defined in the Merger Agreement), the provisions of this Note providing for forgiveness and cancellation of this Note upon a Change in Control shall be null and void and of no further force or effect; and (ii) if either (A) the Maker remains in continuous employment with the Holder until the Expiration Date (as defined in the Employment Agreement between the Maker and the Holder dated as of April 21, 1994 (the "Employment Agreement"), as amended by the Agreement between the Maker and the Holder dated as of August 23, 1997 (the "Supplemental Agreement")) or (B) the Maker's employment with the Holder is terminated before such expiration by the Holder without Cause or by the Maker with Good Reason or as a result of the Maker's death or disability (as those terms are defined in the Employment Agreement as amended by the Supplemental Agreement), then upon the Expiration Date or the date of such termination, as applicable, the entire unpaid principal balance of the Loan shall be automatically forgiven and cancelled with no interest due and without any further action required on the part of the Holder or its Board of Directors, and the Holder shall thereafter take such steps as the Maker may reasonably request in order to evidence such forgiveness and cancellation of the Loan and the immediate release of the collateral securing the Loan.


                         3.  From  and  after  the date of this  Agreement,  the
                         -------------------------------------------------------
Severance  Agreement  dated as of April 21, 1994, by and between the Company and
--------------------------------------------------------------------------------
the Executive shall terminate and shall be null and void and of no further force
--------------------------------------------------------------------------------
or effect,  and the Executive  shall not be entitled to any payments or benefits
--------------------------------------------------------------------------------
thereunder.
----------
                         4. (a) In consideration  for the addition of Section 20
                         -------------------------------------------------------
to the  Employment  Agreement  pursuant  to  Section  1(l)  above  and the  loan
--------------------------------------------------------------------------------
forgiveness  provided  pursuant  to Section 2 above,  during the  Noncompetition
--------------------------------------------------------------------------------
Period (as defined below),  the Executive  shall not,  without the prior written
--------------------------------------------------------------------------------
consent  of the  Board,  engage  in or  become  associated  with  a  Competitive
--------------------------------------------------------------------------------
Activity. For purposes of this Section 4: (i) the "Noncompetition  Period" means
--------------------------------------------------------------------------------
(A) the period  during which the  Executive is employed by the Company or any of
--------------------------------------------------------------------------------
its affiliates, plus (B) the Continuation Period (if any) pursuant to Section 13
--------------------------------------------------------------------------------
of the Employment Agreement,  as amended by Section 1 of this Agreement;  (ii) a
--------------------------------------------------------------------------------
"Competitive Activity" means any
--------------------------------


                                 EXH 10(n) - Page 7
business or other endeavor, in any county of any state of the United States of a
--------------------------------------------------------------------------------
kind being  conducted by the Company or any of its affiliates  (the  "Affiliated
--------------------------------------------------------------------------------
Companies")  in  such  jurisdiction  as of the  Effective  Time  or at any  time
--------------------------------------------------------------------------------
thereafter  through  such  date of  termination,  if and  only if the  Executive
--------------------------------------------------------------------------------
performed   services  in  such  business  or  endeavor  during  the  Executive's
--------------------------------------------------------------------------------
employment  by the  Company;  provided,  that no business  or endeavor  shall be
--------------------------------------------------------------------------------
deemed to be a Competitive  Activity if it is not a Competitive  Activity at the
--------------------------------------------------------------------------------
time the Executive begins participating in such business or endeavor;  and (iii)
--------------------------------------------------------------------------------
the Executive shall be considered to have become  "associated with a Competitive
--------------------------------------------------------------------------------
Activity" if the Executive becomes directly or indirectly  involved as an owner,
--------------------------------------------------------------------------------
principal, employee, officer, director, independent contractor,  representative,
--------------------------------------------------------------------------------
stockholder,  financial backer, agent, partner, advisor, lender, or in any other
--------------------------------------------------------------------------------
individual  or  representative   capacity  with  any  individual,   partnership,
--------------------------------------------------------------------------------
corporation  or other  organization  that is engaged in a Competitive  Activity.
--------------------------------------------------------------------------------
Notwithstanding  the  foregoing,  the Executive may make and retain  investments
--------------------------------------------------------------------------------
during  the  Noncompetition  Period in less than  four and  nine-tenths  percent
--------------------------------------------------------------------------------
(4.9%) of the equity of any entity  engaged in a Competitive  Activity,  if such
--------------------------------------------------------------------------------
equity is listed on a national  securities  exchange or  regularly  traded in an
--------------------------------------------------------------------------------
over-the-counter market.
------------------------
                         (b) The Executive acknowledges and agrees that: (i) the
purpose of the noncompetition covenant of this Section 4 is to protect the goodwill, trade secrets and other confidential information of the Company being acquired by Cardinal; (ii) because of the nature of the business in which Cardinal, the Company and the Affiliated Companies are engaged and because of the nature of the Confidential Information to which the Executive has access, it would be impractical and excessively difficult to determine the actual damages of Cardinal, the Company and the Affiliated Companies in the event the Executive breached the noncompetition covenant of this Section 4; and (iii) remedies at law (such as monetary damages) for any breach of the Executive's obligations under this Section 4 would be inadequate. The Executive therefore agrees and consents that if the Executive commits any material breach of the noncompetition covenant of this Section 4, and the Executive fails to cure such breach within 15 days after receiving notice from the Company thereof, the Executive shall forfeit all of the Executive's rights to any unpaid pay or benefits pursuant to
Section 13 of the Employment Agreement, as amended by Section 1 of this Agreement, other than the Executive's rights with respect to the Accounts pursuant to Section 20 thereof, and the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage. With respect to any provision of this
Section 4 finally determined by a court of competent jurisdiction to be unenforceable, the Executive and the Company hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If the noncompetition covenant of this
Section 4 is determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be


                                 EXH 10(n) - Page 8
a bar to or in any way diminish the Company's right to enforce such covenant in any other jurisdiction.

                         5. The Executive  acknowledges  and agrees that each of
                         -------------------------------------------------------
the Bergen Brunswig Amended and Restated Supplemental  Executive Retirement Plan
--------------------------------------------------------------------------------
(the "SERP") and the Amended and Restated Bergen Brunswig  Capital  Accumulation
--------------------------------------------------------------------------------
Plan (the "CAP") has been amended,  and the Company has executed an amendment to
--------------------------------------------------------------------------------
the Master Trust Agreement for Bergen Brunswig  Corporation  Executive  Deferral
--------------------------------------------------------------------------------
Plans dated as of December  27, 1994,  between the Company and Wachovia  Bank of
--------------------------------------------------------------------------------
North  Carolina,  N.A.,  which amendment the Company intends to have executed by
--------------------------------------------------------------------------------
the  Trustee.  Such  amendments  provide  that,  except  as  set  forth  in  the
--------------------------------------------------------------------------------
immediately  following  sentence,  (i) the  consummation of the Merger shall not
--------------------------------------------------------------------------------
effectuate a "Change in Control" within the meaning thereof,  and (ii) effective
--------------------------------------------------------------------------------
as of the Effective  Time,  all  provisions  thereof that relate to a "Change in
--------------------------------------------------------------------------------
Control"  shall  be null  and  void and of no  further  effect,  as if  deleted.
--------------------------------------------------------------------------------
Notwithstanding the foregoing, the consummation of the Merger shall effectuate a
--------------------------------------------------------------------------------
"Change in Control"  solely for purposes of giving effect to (A) the  provisions
--------------------------------------------------------------------------------
of Section  5.1(b)(i)  of the SERP that call for full  vesting  of the  "Accrued
--------------------------------------------------------------------------------
Benefit" of each  "Participant"  upon a "Change in Control"  (as those terms are
--------------------------------------------------------------------------------
defined in the SERP, as amended to exclude from  participation,  contingent upon
--------------------------------------------------------------------------------
consummation  of the Merger,  the  Executive and certain  other  executives  who
--------------------------------------------------------------------------------
previously participated therein), and (B) the provisions of Section 5.4(a)(F) of
--------------------------------------------------------------------------------
the CAP that call for the benefit of a  "Participant"  that is "Accrued" as of a
--------------------------------------------------------------------------------
"Change in Control" (without giving effect to clauses (A)-(E) of Section 5.4(a))
--------------------------------------------------------------------------------
to become fully "Vested" as of a "Change in Control" (as those terms are defined
--------------------------------------------------------------------------------
in the CAP, as similarly amended to exclude from participation,  contingent upon
--------------------------------------------------------------------------------
consummation  of the Merger,  the  Executive and certain  other  executives  who
--------------------------------------------------------------------------------
previously  participated  therein).  The Executive hereby irrevocably waives any
--------------------------------------------------------------------------------
rights the Executive may have to require the Company to fund or pre-fund, upon a
--------------------------------------------------------------------------------
change in control, future benefits under the Retired Officers Medical Plan.
--------------------------------------------------------------------------------

                         6.  Effective as of the  Effective  Time of the Merger,
                         -------------------------------------------------------
Cardinal  hereby  irrevocably,  absolutely  and  unconditionally  guarantees the
--------------------------------------------------------------------------------
payment by the Company of all compensation  that the Company is obligated to pay
--------------------------------------------------------------------------------
to the  Executive  pursuant  to the  Employment  Agreement  and this  Agreement,
--------------------------------------------------------------------------------
including  without  limitation the amount payable  pursuant to Section 20 of the
--------------------------------------------------------------------------------
Employment Agreement, subject to the terms and conditions of said Section 20.
--------------------------------------------------------------------------------

                         7. (a) (i) In  addition to any other  payment  required
                         -------------------------------------------------------
pursuant to this Agreement and the Employment  Agreement as amended hereby,  the
--------------------------------------------------------------------------------
Company shall pay the Executive the amount (the "Gross-up  Bonus")  necessary to
--------------------------------------------------------------------------------
provide the Executive,  on an After-Tax Basis, with the amount equal to the 4999
--------------------------------------------------------------------------------
Amount.  As an advance  against the  Company's  obligation  to pay the  Gross-up
--------------------------------------------------------------------------------
Bonus,  the  Company  shall pay to the  Executive,  within  ten (10) days of the
--------------------------------------------------------------------------------
receipt of Tax Counsel's  opinion  described in Section 7(b) below,  a cash lump
--------------------------------------------------------------------------------
sum payment
-----------


                                 EXH 10(n) - Page 9

(the "Gross-Up  Advance")  equal to the Gross-up Bonus (if any) as determined by
--------------------------------------------------------------------------------
Tax Counsel  and set forth in Tax  Counsel's  opinion,  along with a copy of Tax
--------------------------------------------------------------------------------
Counsel's opinion.
-----------------
                         (b) (i) If the Company or the  Executive  believes that
Code Section 4999 will apply to the Executive, such party shall notify the other party. Within three (3) days of such notice, the Company shall request the Company's independent auditors to select Tax Counsel to calculate the 4999 Amount and the Gross-up Bonus. Such Tax Counsel shall be retained by the Company within ten (10) days of the notice described in the first sentence of this
Section 7(a). Tax Counsel's fees and other costs shall be paid by the Company.

                         (ii) Within thirty (30) days of retention,  Tax Counsel
shall prepare a written opinion addressed to both the Company and the Executive, setting forth his or her determination of the 4999 Amount and the Gross-up Bonus applicable to the Executive. Tax Counsel's opinion shall set forth his or her calculations and factual assumptions used in arriving at his or her opinion.

                         (iii)  For  purposes  of  Tax  Counsel's  opinion,  Tax
Counsel may take into account such facts and circumstances as he or she deems relevant. Tax Counsel also may take into account such authorities as he or she deems relevant, and shall not be limited to those items that constitute "substantial authority" under Section 6661 of the Code.

                         (c) As a result of the  uncertainty in the  application
of Section 4999 of the Code at the time of the determination of the 4999 Amount and the Gross-up Bonus by Tax Counsel, it is possible that the actual Gross-Up Bonus will exceed the sum of the Gross-Up Advance plus any amounts advanced to the Executive pursuant to Section 7(d) below (such excess, an "Underpayment"), or that the sum of the Gross-up Advance plus any amounts advanced to the Executive pursuant to Section 7(d) below will exceed the actual Gross-Up Bonus (such excess, an "Overpayment"). In the event of an Underpayment, after the Company exhausts its remedies pursuant to Section 7(d) below, such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive, together with an amount equal to any interest actually paid by the Executive with respect to such underpayment pursuant to Section 6601 of the Code. In the event that it is finally determined, pursuant to Section 7(d) below or otherwise, that an Overpayment has occurred, the Executive shall repay to the Company the amount of the Overpayment, together with an amount equal to any interest actually received by the Executive with respect to such Overpayment pursuant to Section 6611 of the Code.

                         (d) The  Executive  shall notify the Company in writing
of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company to the Executive of a Gross-Up Bonus or Underpayment. Such notification shall be given as soon as practicable but no later than ten


                                 EXH 10(n) - Page 10
business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that is five days before the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, or if the Company notifies the Executive that it desires the Executive to bring a claim for refund that, if successful, would result in an Overpayment, the Executive shall:

                         (i)  give  the  Company  any   information   reasonably
requested by the Company relating to such claim,

                         (ii) take such action in connection  with contesting or
pursuing such claim (as applicable) as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                         (iii) cooperate with the Company in good faith in order
effectively to contest or pursue such claim (as applicable),

                         (iv) and  permit  the  Company  to  participate  in any
proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly, on an After-Tax Basis with respect to the Executive, all costs and expenses (including additional interest and penalties) incurred in connection with the contest or pursuit (as applicable) of such claim. Without limiting the foregoing provisions of this Section 7(d), the Company shall control all proceedings taken in connection with such claim and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay any tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to contest or pursue such claim to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and on an After-Tax Basis with respect to the Executive.

                         (e) For purposes of this Section 7, the following terms
shall have the meanings set forth below:

                         (i) "4999  Amount"  shall mean the amount of excise tax
for which the Executive is liable under Section 4999 of the Internal


                                 EXH 10(n) - Page 11

Revenue Code of 1986, as amended (the "Code"), or any successor provision, after taking into consideration all compensation includable in the computation under
Section 280G of the Code (or its successor), other than compensation or benefits specifically contractually excluded from this computation under terms set forth in the applicable benefit plan or other written agreement between the Company and the Executive. Without limiting the foregoing, such computation shall take into account all Gross-up Bonus and Gross-up Advance payments received or to be received by the Executive under this Agreement.

                                    (ii) "After-Tax Basis" shall mean on a basis
                  taking into account all federal, state and local income and employment taxes, based upon the highest marginal rates of such taxes actually applicable to the Executive in the relevant year or years.

                                    (iii) "Tax  Counsel"  shall mean an attorney
                  at law or certified public account who (A) is a partner at a law firm of at least 25 attorneys or at a "Big 6" national accounting firm, which firm has not provided services to the Company or any affiliate of the Company within the last year,
                  (B) is experienced in matters concerning Section 280G of the Code, and (C) is retained pursuant to Section 7(a) above.

                         (f) In  consideration  of the  foregoing  provisions of
this Section 7, the Executive agrees to use reasonable efforts at no cost to the Executive to minimize the 4999 Amount.

                         8. If the  Executive  remains  employed  by the Company
                         -------------------------------------------------------
from the date hereof through  December 31, 1997,  then on December 31, 1997, the
--------------------------------------------------------------------------------
entire  unpaid  principal  balance  of each loan to the  Executive  that is then
--------------------------------------------------------------------------------
outstanding  under the Company's  Executive Loan Program shall be  automatically
--------------------------------------------------------------------------------
forgiven  and  cancelled  with no interest  due and  without any further  action
--------------------------------------------------------------------------------
required on the part of the Company or its Board of  Directors,  and the Company
--------------------------------------------------------------------------------
shall  thereafter  take such steps as the  Executive may  reasonably  request in
--------------------------------------------------------------------------------
order  to  evidence  such  forgiveness  and  cancellation  of the  loan  and the
--------------------------------------------------------------------------------
immediate release of the collateral securing such loan.
------------------------------------------------------

                         9.  From  and  after  the date of this  Agreement,  any
                         -------------------------------------------------------
reference  to  "this  Agreement"  in the  Employment  Agreement  shall  mean the
--------------------------------------------------------------------------------
Employment Agreement as amended by this Supplemental Agreement.
--------------------------------------------------------------

                         10.  Nothing  in this  Agreement  or in the  Employment
                         -------------------------------------------------------
Agreement  as  amended  hereby  shall be  construed  to limit the  rights of the
--------------------------------------------------------------------------------
Company to monetary  damages or any other remedy  against the  Executive for any
--------------------------------------------------------------------------------
breach  of  any of the  Executive's  obligations  under  this  Agreement  or the
--------------------------------------------------------------------------------
Employment Agreement as amended hereby; provided, that any such monetary damages
--------------------------------------------------------------------------------
for a breach of
---------------


                                 EXH 10(n) - Page 12

Section 4 of this Agreement shall be reduced (but not below zero) by any amounts
--------------------------------------------------------------------------------
that the  Executive  forfeits  pursuant to the second  sentence of said  Section
--------------------------------------------------------------------------------
4(b).
----
                         11.  All  references  in this  Agreement  to  sections,
                         -------------------------------------------------------
subsections  and clauses of the Employment  Agreement are based upon the form of
--------------------------------------------------------------------------------
employment   agreement  filed  by  the  Company  with  the  Securities  Exchange
--------------------------------------------------------------------------------
Commission. To the extent that the actual references in the Employment Agreement
--------------------------------------------------------------------------------
differ from such form,  the  references  herein  shall be deemed to refer to the
--------------------------------------------------------------------------------
correct  corresponding  sections,  subsections  and  clauses  in the  Employment
--------------------------------------------------------------------------------
Agreement.
---------
                         12.   Notwithstanding   any  other  provision  of  this
                         -------------------------------------------------------
Agreement,  all  provisions  of this  Agreement  other  than  Section 8 and this
--------------------------------------------------------------------------------
Section 12 shall  terminate and be null and void ab initio after any termination
--------------------------------------------------------------------------------
of the Merger Agreement without consummation of the Merger.
----------------------------------------------------------












                                 EXH 10(n) - Page 13

                         IN WITNESS  WHEREOF,  the parties  have  executed  this
Agreement as of the day and year first above written.



                                  "The Company"

                                  BERGEN BRUNSWIG CORPORATION,
                                  a New Jersey corporation


                                  By_____________________________

                                  Its


                                  "The Executive"
                                  ________________________________
                                  Milan A. Sawdei


                                  Solely for purposes of
                                  Section 6 of this
                                  Agreement:

                                  "CARDINAL"
                                  CARDINAL HEALTH, INC., an Ohio
                                  corporation


                                  By_____________________________

                                  Its













                                 EXH 10(n) - Page 14

                                 SCHEDULE 10(n)




           The Company has entered into supplemental agreements (the "Supplemental Agreements"), a form of which is set forth as Exhibit 10(n), with eight senior management employees - Linda M. Burkett, Charles J. Carpenter, Neil
F. Dimick, William A. Elliott, Brent R. Martini, Donald R. Roden, Milan A. Sawdei and Carol E. Scherman. The Supplemental Agreements amend and supplement existing employment agreements and terminate existing severance agreements; however, if the Company's pending merger agreement with Cardinal Health, Inc. terminates for any reason, the Supplemental Agreement will, with certain exceptions, be void ab initio and the employment agreements and severance agreements will be fully reinstated. The Supplemental Agreements are substantially identical, except that the relocation and retiree medical benefits provisions vary from employee to employee.






























                                 EXH 10(n) - Page 15